UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 28, 2022
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Executive Drive, Suite 103 Chelmsford, Massachusetts 01824 (512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

The 2022 Annual Meeting Stockholders of Harte Hanks, Inc. (the “Company”) is scheduled to be held on May 23, 2022, at 4:00 PM EDT.  This date is more than 30 days after the anniversary of the Company’s 2021 annual meeting of stockholders. As a result, in accordance with the Company’s Fifth Amended and Restated Bylaws and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), written notice from a stockholder interested in (i) bringing business before the Company’s 2022 annual meeting of stockholders or (ii) nominating a director candidate for election at the Company’s 2022 annual meeting of stockholders (including any notice on Schedule 14N) must be received by the Company no later than 4:00 p.m., EDT, on April 7, 2022 at the Company’s principal executive office, 2 Executive Drive, Suite 103, Chelmsford, Massachusetts 01824. Any such written notice must be directed to the attention of the Company’s Secretary and comply with the applicable advance notice provisions of the Company’s Fifth Amended and Restated Bylaws. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 annual meeting of stockholders must comply with the Bylaw requirements, including the deadline, as set forth above, as well as the applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                                                                     HARTE HANKS, INC.

                                                                                                                                                                                                                     Date: March 28, 2022

                                                                                                                                                                                                                     By:              /s/ Lauri Kearnes
                                                                                                                                                                                                                     Name:         Lauri Kearnes
                                                                                                                                                                                                                     Title:         Chief Financial Officer